UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/19/2010

DARA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19140

Delaware	04-3216862
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8601 Six Forks Road, Suite 160
Raleigh, North Carolina 27615
(Address of principal executive offices, including zip code)

(919) 872-5578
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 19, 2010, Richard A. Franco, Sr., R. Ph., the Chairman and President of DARA BioSciences, Inc. (the "Company"), purchased 3,096 shares of the Company's common stock in an open market purchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BIOSCIENCES, INC.

Date: May 19, 2010	By:	/s/ Richard A. Franco, Sr., R. Ph
Richard A. Franco, Sr., R. Ph
Chairman and Chief Executive Officer